                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      YieldUp International Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        YIELDUP INTERNATIONAL CORPORATION
                                 117 EASY STREET
                             MOUNTAIN VIEW, CA 94043


                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 1997
                               -------------------

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of YieldUP International Corporation (the "Company"), which will be held on May 29, 1997 at 10:00 a.m. Pacific Daylight Time at the Company's headquarters, 117 Easy Street, Mountain View, California 94043 for the following purposes:

     1) To elect one Class II director to hold office for a term of three years and until his successor is elected and qualified;

     2) To consider and vote upon a proposal to increase the number of shares reserved for issuance under the Company's 1995 Employee Stock Option
     Plan by 500,000;

     3) To consider and vote upon a proposal to ratify the selection of KPMG Peat Marwick L.L.P. as the Company's independent accountants for the year ended December 31, 1997; and

     4) To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on March 31, 1997 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the receptionist desk at the Company headquarters, 117 Easy Street, Mountain View, California 94043.



                                           By order of the Board of Directors,




                                           Raj Mohindra
                                           Secretary

Mountain View, California
May 9, 1997

                        YIELDUP INTERNATIONAL CORPORATION
                                 117 EASY STREET
                             MOUNTAIN VIEW, CA 94043


                             ----------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               -------------------

The accompanying proxy is solicited by the Board of Directors of YieldUP International Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held May 29, 1997, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders is May 9, 1997.

                               GENERAL INFORMATION

ANNUAL REPORT. A copy of the Company's prospectus describing the Company's business and containing financial information for the fiscal years ended December 31, 1996 and 1995, is enclosed with this Proxy Statement. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER OF THE COMPANY AS OF MARCH 31, 1997, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31 1996. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO YIELDUP INTERNATIONAL CORPORATION, 117 EASY STREET, MOUNTAIN VIEW, CA 94043, ATTN: CHIEF FINANCIAL OFFICER.

VOTING SECURITIES. Only stockholders of record as of the close of business on March 31, 1997, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were a total of 3,431,508 shares of Common Stock and Class A Common Stock of the Company, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each such share of stock held on the proposals presented at the Annual Meeting. Each holder of shares of Class A Common Stock is entitled to five votes for each such share of stock held on the proposals presented at the Annual Meeting. The Company's Bylaws provide that representation in person or by proxy of a majority of the outstanding shares shall constitute a quorum for the transaction of business at the meeting.

SOLICITATION OF PROXIES. The cost of soliciting proxies will be borne by the Company. The Company may solicit stockholders by mail or through its regular employees, and may request banks and brokers, and other custodians, nominees, and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally, by facsimile, or by telephone, without additional compensation.

VOTING OF PROXIES. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of election of the nominee for director named in these materials and in favor of the other proposals. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. The following table sets forth certain information, as of March 31, 1997, with respect to the beneficial ownership of the Company's Common Stock and Class A Common Stock by,
(i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock and Class A Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                                                              PERCENTAGE OF ALL
NAME AND ADDRESS OF BENEFICIAL                   NUMBER OF    PERCENTAGE OF        COMMON STOCK
OWNER (1)                                           SHARES   VOTING POWER(2)     OUTSTANDING(3)
------------------------------                   ---------   ---------------  -----------------
Raj Mohindra (4)                                 1,102,123             36.1%              19.2%
Abhay K. Bhushan (5)                               312,605             10.2%               5.5%
Suraj Puri (6)                                     220,804              7.0%               3.9%
Bernard Slade(7)                                   124,587              3.9                2.2
Ram Paul Gupta (8)                                  49,171              1.1                (*)
William W.R. Elder(9)                               20,000              (*)                (*)
All officers and directors as a
group (eight (8) persons) (10)                   1,888,020             57.2%              32.1%

----------
(*) Represents less than one percent.

(1) The address of each beneficial owner is c/o the Company, 117 Easy Street, Mountain View, California 94043.

(2) Class A Common Stock has five votes per share compared to one vote per share for Common Stock. Assumes exercise of all 2,215,000 outstanding Class A Warrants.

(3) Based on 1,918,402 shares of Class A Common Stock outstanding and 1,513,106 shares of Common Stock outstanding. Assumes exercise of all 2,215,000 outstanding Class A Warrants.

(4) Includes 121,866 shares of Common Stock issuable upon exercise of Class A Warrants held by Mr. Mohindra and his family members. Includes 125,971 shares issuable upon exercise of outstanding options. Also includes 44,161 shares held by family members of Mr. Mohindra, but Mr. Mohindra disclaims beneficial ownership of all such shares except to the extent of any pecuniary interest therein which he may have. Does not include an aggregate of 320,004 shares of Common Stock issuable upon exercise of Class B Warrants held by Mr. Mohindra and his family members.

(5) Includes 50,895 shares of Common Stock issuable upon exercise of Class A Warrants held by Mr. Bhushan and his family members. Includes 14,479 shares issuable upon exercise of options. Also includes 43,434 shares held by family members of Mr. Bhushan, but Mr. Bhushan disclaims beneficial ownership of all such shares except to the extent of any pecuniary interest therein which he may have. Does not include an aggregate of 103,866 shares of Common Stock issuable upon exercise of Class B Warrants held by Mr. Bhushan and his family members.

(6) Includes 43,260 shares of Common Stock issuable upon exercise of Class A Warrants held by Mr. Puri and his family members. Includes 3,619 shares issuable upon exercise of outstanding options. Also includes 7,239 shares held by a family member of Mr. Puri, but Mr. Puri disclaims beneficial ownership of all such shares except to the extent of any pecuniary interest therein which he may have. Does not include an aggregate of 80,611 shares of Common Stock issuable upon exercise of Class B Warrants held by Mr. Puri and his family members.

(7) Includes 27,586 shares of Common Stock issuable upon exercise of Class
A Warrants. Does not include an aggregate of 47,195 shares of Common Stock issuable upon exercise of Class B Warrants held by Mr. Slade. Mr. Slade resigned as a director effective May 1, 1997.

(8) Includes 4,316 shares of Common Stock issuable upon exercise of Class A Warrants. Includes 38,822 shares issuable upon exercise of options. Does not include an aggregate of 13,144 shares of Common Stock issuable upon exercise of Class B Warrants held by Mr.
Gupta.

(9) Includes 20,000 shares issuable upon exercise of outstanding options. Mr. Elder resigned as a director effective May 2, 1997.

(10) Includes 252,215 shares of Common Stock issuable upon exercise of Class A Warrants held by executive officers and their family members. Includes 263,120 shares issuable upon exercise of options, of which 196,780 shares are vested. Does not include an aggregate of 584,677 shares of Common Stock issuable upon exercise of Class B Warrants held by officers and directors and their family members.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


The Company has a classified Board of Directors currently consisting of two Class I directors (Ram Paul Gupta and Suraj Puri), one Class II director (Abhay
K. Bhushan), and one Class III director (Raj Mohindra), who will serve until the Annual Meetings of Stockholders to be held in 1999, 1997, and 1998 respectively, and until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting.

Management's nominee for election as Class II of the Board of Directors is Abhay
K. Bhushan. If elected, the nominee will serve as director until the Company's Annual Meeting of Stockholders in 2000, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board of Directors may designate.


Vote Required and Board of Directors Recommendation

         The affirmative vote of a plurality of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

         The nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as director. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NAMED NOMINEE.

The table below sets forth for the Company's directors, including the Class II nominee proposed to be elected at this meeting, certain information with respect to age and background.

NAME              POSITION WITH THE COMPANY            AGE      DIRECTOR SINCE
----              -------------------------            ---      ---------------
CLASS I DIRECTORS WHOSE TERM EXPIRES AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS
Ram Paul Gupta    Director                              58       1995
Suraj Puri        Vice President, Chief Technical       52       1993
                  Officer, and Director

CLASS II DIRECTOR TO BE ELECTED AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS
Abhay K. Bhushan  Director                              51       1993

CLASS III DIRECTOR WHOSE TERM EXPIRES AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS
Raj Mohindra      President, Chief Executive Officer,   51       1993
                  and Director

Ram Paul Gupta has served as a director of the Company since July 1995. From 1992 to the present, Mr. Gupta has served as President, Chief Operating Officer and Vice President of Operations of Quality Semiconductor, Inc., a semiconductor manufacturer. From 1988 to 1992, Mr. Gupta served as President of Blackship Computers, Inc., a systems integration company. From 1983 to 1988, Mr. Gupta held various management positions, including President, at General Electric's Intensil Semiconductor operation. Mr. Gupta serves as a director of Quality Semiconductor.

Suraj Puri co-founded the Company in 1993 and has served as Vice President, Chief Technical Officer and a director of the Company since its inception. Prior to joining the Company, from 1986 to 1993, Mr. Puri served as an independent consultant in the semiconductor industry. From 1978 to 1986, he managed process engineering, technology transfer and yield improvement at Advanced Micro Devices, a manufacturer of semiconductor devices.

Abhay K. Bhushan co-founded the Company in 1993 and has served as a director of the Company since its inception. He also served as Chief Financial Officer of the Company from August 1993 until July 1995. Mr. Bhushan is currently Chairman and Chief Financial Officer of Portola Communications, a software company, where he has been employed since 1996. From 1974 through 1995, Mr. Bhushan was employed by Xerox Corporation, where he has served in various capacities, including Manager of Xerox Environmental Leadership Programs, Manager of Systems Engineering and Standards and Manager of Business Strategy.

Raj Mohindra co-founded the Company in 1993 and has served as President, Chief Executive Officer and a director of the Company since its inception. Mr. Mohindra is currently serving as the Company's Chief Financial Officer. Prior to joining the Company, from 1968 to 1993, he worked for IBM where he held a number of operational, management and technical positions, including head of the IBM Productivity Competence Center, Manager of Systems Engineering and Senior Technical Staff Member.

BOARD MEETINGS. During the fiscal year ended December 31, 1996, the Board held five meetings. Each director serving on the Board during his respective term in fiscal year 1995 attended at least 75% of the meetings of the Board and the Committees on which he served during such period, except for Suraj Puri.

COMMITTEES OF THE BOARD. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The members of the Audit Committee during fiscal 1996 were Ram Paul Gupta and William W.R. Elder. The responsibilities of the Audit Committee include the selection of the independent public accountants, the review of the annual audit, the approval of non-audit professional services performed by such accountants and the review of the scope and adequacy of the Company's internal accounting controls. The Audit Committee met once during the 1996 fiscal year.

The members of the Compensation Committee during fiscal 1996 were Ram Paul Gupta and William W.R. Elder. The Compensation Committee met once during the 1996 fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all executive officers of the Company, and administers the Company's 1995 Stock Option Plan.

DIRECTOR COMPENSATION. Directors of the Company do not receive compensation for their services as directors other than pursuant to the 1995 Outside Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, each new director elected who is not an employee of the Company is automatically granted an option to purchase 20,000 shares of Common Stock upon his election. Additionally, each outside director, except for outside directors who have received an initial grant of an option to purchase 20,000 shares within six months of the annual meeting of stockholders, is automatically granted an option to purchase 5,000 shares of Common Stock on the date of each annual meeting of stockholders. The exercise price of the options in all cases shall be equal to the fair market value of the Common Stock on the date of grant. Options granted under the Directors Plan are immediately exerciseable but vest over four years and generally must be exercised within ten years. As of December 31, 1996, options had been granted under the Directors Plan to Messrs. Gupta and Elder for 20,000 shares each. In January 1997, Bernard Slade was elected to the Board of Directors and granted an option for 20,000 shares under the Directors Plan. Effective as of May 29, 1997, the date of the 1997 Annual Meeting of Stockholders, Mr. Gupta will be automatically granted an additional option to purchase 5,000 shares of Common Stock.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS


         The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the only other officer with total compensation greater than $100,000 as of December 31, 1996 for services in all capacities to the Company during the fiscal years ended December 31, 1996 and 1995. In 1995 no executive officer of the Company received in excess of $100,000 compensation for services rendered to the Company.

                           SUMMARY COMPENSATION TABLE


                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                    ANNUAL          SECURITIES           ALL OTHER
                                                                 COMPENSATION       UNDERLYING             ANNUAL
NAME AND PRINCIPAL POSITION                         YEAR            SALARY            OPTIONS           COMPENSATION
---------------------------------------------     ---------    -----------------  ----------------    -----------------
Raj Mohindra, President and Chief Executive         1995           $ 84,000             125,971                --
Officer                                             1996           $138,459                --               $5,400(1)

Robert Ciano, Vice President, Sales and             1995               --                  --                  --
Marketing (2)                                       1996           $131,461              45,000                --

-------------
(1) Represents automobile allowance payments.

(2) Mr. Ciano resigned from the Company in November 1996.




         The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 1996 to the persons named in the Summary Compensation Table:

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR
                       (INDIVIDUAL GRANTS IN FISCAL 1996)

                         NUMBER OF      PERCENTAGE OF TOTAL
                        SECURITIES       OPTIONS GRANTED TO    EXERCISE OR BASE
                        UNDERLYING          EMPLOYEES IN           PRICE          EXPIRATION
NAME                  OPTIONS GRANTED        FISCAL YEAR           ($/SH)             DATE
----                  ----------------   -------------------- ------------------   -----------
Raj Mohindra                --                   --                  --                --
Robert Ciano              45,000               12.4%                $5.75           2/15/06(1)

-------------
(1) The option expired without exercise 30 days after Mr. Ciano's resignation.

         The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 1996, and unexercised options held as of December 31, 1996 by the persons named in the Summary Compensation Table:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES


                                                           NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                         SHARES                        OPTIONS AT DECEMBER 31, 1996          AT DECEMBER 31, 1996 (1)
                       ACQUIRED ON      VALUE         -----------------------------      ------------------------------
    NAME              EXERCISE (#)    REALIZED ($)    EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
    ----              ------------    ------------    -----------      -------------     -----------      -------------
Raj Mohindra               --              --           125,971             --             $660,008            --
Robert Ciano               --              --              --               --                --               --

---------------
(1) The value of "in-the money" stock options represents the positive spread between the exercise price of stock options, $0.76 per share, and the fair market value for the Company's Common Stock of $6.00 per share as of December 31, 1996, which was the closing price of the Company's Common Stock on December 31, 1996.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors, and more than 10% stockholders were complied with during the 1996 fiscal year, except for Mr. Slade, who inadvertently failed to file one Form 4 in a timely manner.

CERTAIN TRANSACTIONS.
During the last two fiscal years, the Company sold Class A Common Stock and Preferred Stock to certain of its officers, directors, and holders of 5% of the outstanding shares of the Company, as described below.

In September 1995, the Company issued a promissory note in the principal amount of $50,000 and 25,000 warrants which subsequently converted into Class A Warrants to each of Raj Mohindra, Abhay Bhushan, Suraj Puri, and Bernard Slade, directors of the Company.
These notes were repaid by the Company in December 1995.

In October 1995, the Company distributed a dividend of 220,000 Class A Warrants and 450,000 Class B Warrants pro rata among all holders of capital stock and options to acquire capital stock of the Company, including all officers of the Company.

The Company believes that all transactions with affiliates described above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                                   PROPOSAL 2
                       AMENDMENT TO 1995 STOCK OPTION PLAN

General.

The YieldUP International 1995 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in July 1995 and approved by the stockholders of the Company in August 1995. At meetings in December 1996 and February 1997, subject to stockholder approval at the annual meeting, the Board of Directors adopted an amendment to the Option Plan to increase the number of shares of Common Stock reserved for issuance under the Option Plan by an aggregate of 500,000 shares to a total of 750,000 shares. The Option Plan was created in order to assist the Company in recruitment, retention and motivation of employees. The Option Plan is intended to offer these individuals an incentive by enabling them to acquire options to purchase Common Stock, generally at a price equal to its market value on the date the option is granted. The Company's employment growth and need for highly qualified employees, combined with the increased competition for the limited supply of qualified personnel, make the Option Plan essential to the Company's ability to recruit and retain its key employees. The Company believes that an adequate reserve of shares available for issuance under the Option Plan is necessary to enable it to compete successfully with other companies to secure and retain valuable employees. The increase is necessary at this time because the Company has exhausted its current reserve.

Description of the Option Plan.

The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request.

         General. The Option Plan provides for the grant of incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options.

         Shares Subject to Plan. A maximum of 250,000 shares of the authorized but unissued Common Stock of the Company may be issued upon the exercise of options granted pursuant to the Option. If the amendment to the Plan is approved by the stockholders at the 1997 Stockholder Meeting, an additional 500,000 shares may be issued upon exercise of options granted pursuant to the Option Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Option Plan and to outstanding options. To the extent any outstanding option under the Option Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the Option Plan and become available for future grant.

         Administration. The Option Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). The Option Plan provides that with respect to the participation of individuals whose transactions in the Company's equity securities are subject to
Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Option Plan must be administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability of each option or the vesting of shares acquired upon the exercise of an option, including the effect thereon of an optionee's termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options. The Option Plan authorizes the Board to amend, modify, extend, renew, or grant a new option in substitution for, any option, to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof, and to accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise of an option, including with respect to the period following an optionee's termination of service with the Company. The Option Plan also provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Option Plan. The Board will interpret the Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option.

         Eligibility. All employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Option Plan. The Option Plan provides that no director serving on a committee intended to administer the plan in compliance with Rule 16b-3 under the Exchange Act may be granted an option. In addition, the Option Plan permits options to be granted to prospective employees and consultants in connection with written offers of employment or engagement. However, any such options may not become exercisable prior to such individual's commencement of service. Any person eligible under the Option Plan may be granted a nonstatutory option. However, only employees may be granted incentive stock options.

         Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price per share must equal at least the fair market value of a share of the Company's Common Stock on the date of grant of an incentive stock option and at least 85% of the fair market value of a share of the Common Stock on the date of grant of a nonstatutory stock option. The Option Plan provides that the exercise price of any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant. The Board determines the fair market value of the Company's Common Stock in its sole discretion.

Under the Option Plan, the option exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a recourse promissory note, or by any combination of these or any other lawful consideration approved by the Board. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant.

Options granted under the Option Plan become exercisable and vested at such times and subject to such conditions as specified by the Board. Generally, options granted under the Option Plan are exercisable on and after the date of grant, subject to the right of the Company to reacquire at the optionee's exercise price any unvested shares held by the optionee upon termination of employment or service with the Company or if the optionee attempts to transfer any unvested shares. Shares subject to options generally vest in installments subject to the optionee's continued employment or service. The Option Plan provides that the maximum term of an incentive stock option is ten years unless granted to a Ten Percent Stockholder, in which case the maximum term is five years. The Option Plan does not limit the term of a nonstatutory stock option. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

         Transfer of Control. The Option Plan provides that, in the event of (i) a sale or exchange by the stockholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), the acquiring or successor corporation may assume the Company's rights and obligations under outstanding options or substitute substantially equivalent options for such corporation's stock. To the extent that the options outstanding under the Option Plan are not assumed, substituted for, or exercised prior to the Transfer of Control, they will terminate.

         Termination or Amendment. The Option Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the Option Plan have been issued and all restrictions on such shares under the terms of the Plan and the option agreements have lapsed, provided that all incentive stock options must be granted within ten years of July 26, 1995, the date on which the Board approved the Option Plan. The Option Plan further provides that the period for granting incentive stock options will be extended to a period of ten years following any subsequent approval of an increase in the maximum number of shares issuable under the Option Plan. The Board may terminate or amend the Option Plan at any time, but, without stockholder approval, the Board may not amend the Option Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or expand the class of persons eligible to receive nonstatutory stock options. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an incentive stock option or is necessary to comply with any applicable law.

Summary of United States Federal Income Tax Consequences of the Option Plan.

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

         Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

         Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

New Plan Benefits Table
Future grants under the Option Plan will be made at the discretion of the Board, and accordingly, are not yet determinable. In addition, benefits under the Option Plan will depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and, in the case of stock options, the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by participants in the Option Plan. The following table sets forth the grants of stock options under the Option Plan during the fiscal year ended December 31, 1996, to (1) the Company's Chief Executive Officer and the Named Executive Officer, (2) all current executive officers as a group, (3) all current directors who are not executive officers as a group, and (4) all employees, including all current officers who are not executive officers as a group.


               NAME                            EXERCISE PRICE         NUMBER OF
        PRINCIPAL POSITION                       PER SHARE              SHARES
        ------------------                     ---------------        ---------
Raj Mohindra
President and Chief Executive
Officer                                              --                   --

Robert Ciano
Vice President, Sales and
Marketing                                          $5.75                45,000

All Executive Officers as a Group
(4 Persons)                                      $4.50-5.75             56,000

All  Outside Directors as a Group
(2 Persons)                                          --                   --

All Non-Executive Officer
Employees as a Group                             $4.50-7.50            273,500

Vote Required and Board of Directors Recommendation

         The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

         The Board of Directors believes that the proposed Amendment to the Option Plan to increase by 500,000 shares the Common Stock of the Company reserved for issuance thereunder is in the best interests of the Company and the stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE OPTION PLAN.

                                   PROPOSAL 3
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company recommends a vote for the ratification of the appointment of KPMG Peat Marwick L.L.P. as the Company's independent accountants. KPMG Peat Marwick L.L.P. has been the Company's independent accountants since mid-1995, prior to the Company's initial public offering. A representative of KPMG Peat Marwick L.L.P. is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.


Vote Required and Recommendation of the Board of Directors

         The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of these proposals. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

         The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote. In the event that the stockholders do not approve the selection of KPMG Peat Marwick L.L.P., the appointment of the independent accountants will be reconsidered by the Board of Directors. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                              STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 1997 is expected to be held in May 1998. All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 1997 must be received at the Company's executive office no later than December 31, 1997, for inclusion in the Proxy Statement and form of proxy related to that meeting.


                                      By order of the Board of Directors,




                                      Raj Mohindra
                                      Secretary


Dated:  May 9, 1997

                       YIELDUP INTERNATIONAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                      SOLICITED BY THE BOARD OF DIRECTORS


        The undersigned hereby appoints Raj Mohindra, Secretary, as proxy with the power of substitution to vote and act on and consent in respect to any and all shares of the stock of Yieldup International Corporation, held or owned by or standing in the name of the undersigned on the Company's books on March 31, 1997, at the Annual Meeting of Stockholders of the Company to be held at the Company headquarters, 117 Easy Street, Mountain View, California 94043 at
10:00 am Pacific Daylight Time on May 29, 1997, and any continuation of adjournment thereof, with all power the undersigned would possess if personally present at the meeting.

        The undersigned hereby directs and authorizes said proxies, and each of them, or their substitutes, to vote as specified herein with respect to the proposals listed in paragraphs 1, 2 and 3 or if no specification is made, to vote in favor thereof.

        The undersigned hereby further confers upon said proxies and each of them, or their substitutes, discretionary authority to vote in respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

                       (TO BE SIGNED ON THE REVERSE SIDE)

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
        Please mark your
A.  |X| votes as in this
        example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

                                      WITHHOLD AUTHORITY
                   FOR the nominee  to vote for the nominee
                   listed at right     listed at right
                   ---------------  -----------------------
1. Election of
   the following:      [   ]                 [   ]          NOMINEES:
                                                            Abhay Bhushan


(INSTRUCTIONS: To withhold authority to vote for the nominees, strike a line through his name at right.)

                                                     FOR   AGAINST    ABSTAIN
2. To increase the number of shares reserved
   for issuance under the Company's 1995             [ ]     [ ]        [ ]
   Employee Stock Option Plan by 500,000.

3. To ratify the appointment of KPMG Peat Marwick,
   LLP as independent accountants of the Company     [  ]    [  ]       [  ]
   for the fiscal year ended December 31, 1997.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



-------------------------  --------- ------------------------------  ---------
SIGNATURE                  DATE:     SIGNATURE                       DATE:

Note: Sign exactly as your name(s) appear on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.